Exhibit 99.1

    Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

                                  /s/ W. R. Cotham
                                  W. R. Cotham,
                                  Attorney-in-Fact for:

                                        THE BASS MANAGEMENT TRUST (1)
                                        PERRY R. BASS (2)
                                        NANCY L. BASS (3)
                                        LEE M. BASS (4)
                                        DORT A. CAMERON III (5)
                                        THOMAS M. TAYLOR (6)
                                        WILLIAM P. HALLMAN, JR. (7)

                                  THE AIRLIE GROUP L.P.,
                                  a Delaware limited partnership

                                  By:  EBD L.P., a Delaware
                                         limited partnership,
                                         General Partner

                                  By:  TMT-FW, INC.,
                                         a Texas corporation,
                                         General Partner


                                  By:/s/ W. R. Cotham
                                           W. R. Cotham,
                                           Vice President


                                  EBD L.P.,
                                  a Delaware limited partnership

                                  By:  TMT-FW, INC.,
                                         a Texas corporation,
                                         General Partner


                                  By:/s/ W. R. Cotham
                                           W. R. Cotham,
                                           Vice President


                                  TMT-FW, INC.,
                                  a Texas corporation


                                  By:/s/ W. R. Cotham
                                           W. R. Cotham,
                                           Vice President

(1) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of The Bass Management Trust previously has been filed with the Securities and Exchange Commission.

(2) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Perry R. Bass previously has been filed with the Securities and Exchange Commission.

(3) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Nancy L. Bass previously has been filed with the Securities and Exchange Commission.

(4) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Lee M. Bass previously has been filed with the Securities and Exchange Commission.

(5) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Dort A. Cameron III previously has been filed with the Securities and Exchange Commission.

(6) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Thomas M. Taylor previously has been filed with the Securities and Exchange Commission.

(7) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of William P. Hallman, Jr. previously has been filed with the Securities and Exchange Commission.